 Ex. 99.28(n)(1)(xii)

Amendment to

 JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, a fund merger, and fund name changes for certain funds, as outlined below, effective June 24, 2019 (collectively, the “Fund Changes”):

New Funds

1)	JNL/AQR Large Cap Defensive Style Fund;
2)	JNL/BlackRock Advantage International Fund;
3)	JNL/DFA International Core Equity Fund;
4)	JNL/RAFI® Fundamental U.S. Small Cap Fund; and
5)	JNL/RAFI® Multi-Factor U.S. Equity Fund.

Fund Merger

1)	JNL/Mellon Capital 10 x 10 Fund to merge into the JNL/Mellon Capital Index 5 Fund.

Fund Name Changes

1)	JNL/AB Dynamic Asset Allocation Fund change to JNL/JPMorgan Global Allocation Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2)	JNL/Franklin Templeton Founding Strategy Fund change to JNL/Franklin Templeton Growth Allocation Fund (in connection with an investment sub-adviser appointment, as approved by the Board);
3)	JNL/Goldman Sachs Core Plus Bond Fund change to JNL/Fidelity Institutional Asset Management® Total Bond Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
4)	JNL/Mellon Capital European 30 Fund change to JNL/RAFI® Fundamental Europe Fund;
5)	JNL/Mellon Capital Pacific Rim 30 Fund change to JNL/RAFI® Fundamental Asia Developed Fund;
6)	JNL/Mellon Capital Index 5 Fund change to JNL/Mellon Index 5 Fund;
7)	JNL/Mellon Capital Bond Index Fund change to JNL/Mellon Bond Index Fund;
8)	JNL/Mellon Capital Emerging Markets Index Fund change to JNL/Mellon Emerging Markets Index Fund;
9)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund change to JNL/Mellon MSCI KLD 400 Social Index Fund;
10)	JNL/Mellon Capital International Index Fund change to JNL/Mellon International Index Fund;
11)	JNL/Mellon Capital S&P 500 Index Fund change to JNL/Mellon S&P 500 Index Fund;
12)	JNL/Mellon Capital S&P 400 MidCap Index Fund change to JNL/Mellon S&P 400 MidCap Index Fund;
13)	JNL/Mellon Capital Small Cap Index Fund change to JNL/Mellon Small Cap Index Fund;
14)	JNL/Mellon Capital Utilities Sector Fund change to JNL/Mellon Utilities Sector Fund;
15)	JNL/Mellon Capital S&P 1500 Growth Index Fund change to JNL/Mellon S&P 1500 Growth Index Fund;
16)	JNL/Mellon Capital S&P 1500 Value Index Fund change to JNL/Mellon S&P 1500 Value Index Fund;
17)	JNL/Mellon Capital Consumer Staples Sector Fund change to JNL/Mellon Consumer Staples Sector Fund;
18)	JNL/Mellon Capital Materials Sector Fund change to JNL/Mellon Materials Sector Fund;
19)	JNL/Mellon Capital Industrials Sector Fund change to JNL/Mellon Industrials Sector Fund; and
20)	JNL/Mellon Capital Real Estate Sector Fund change to JNL/Mellon Real Estate Sector Fund.

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan, effective June 24, 2019, to update the list of funds to add the new funds, to remove the merged fund, and to update the fund names.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated June 24, 2019, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective as of June 24, 2019.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated June 24, 2019

Investment Portfolios

Fund	Class
JNL/American Funds Balanced Fund	Class A Class I
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I
JNL/American Funds Capital Income Builder Fund	Class A Class I
JNL/American Funds Global Bond Fund	Class A Class I
JNL/American Funds Global Small Capitalization Fund	Class A Class I
JNL/American Funds Growth-Income Fund	Class A Class I
JNL/American Funds International Fund	Class A Class I
JNL/American Funds New World Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL Institutional Alt 25 Fund	Class A Class I
JNL Institutional Alt 50 Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager International Small Cap Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL/American Funds Growth Allocation Fund	Class A Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I
JNL/AQR Large Cap Defensive Style Fund	Class A Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I
JNL/AQR Managed Futures Strategy Fund	Class A Class I
JNL/BlackRock Advantage International Fund	Class A Class I

Fund	Class
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/Crescent High Income Fund	Class A Class I
JNL/DFA Growth Allocation Fund	Class A Class I
JNL/DFA Moderate Growth Allocation Fund	Class A Class I
JNL/DFA International Core Equity Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I
JNL/First State Global Infrastructure Fund	Class A Class I
JNL/FPA + DoubleLine® Flexible Allocation Fund	Class A Class I
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I
JNL/Franklin Templeton Global Fund	Class A Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I
JNL/Franklin Templeton International Small Cap Fund	Class A Class I
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I

Fund	Class
JNL/Invesco China-India Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Real Estate Fund	Class A Class I
JNL/Invesco International Growth Fund	Class A Class I
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan Global Allocation Fund	Class A Class I
JNL/JPMorgan Hedged Equity Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/Lazard Emerging Markets Fund	Class A Class I
JNL/Loomis Sayles Global Growth Fund	Class A Class I
JNL/Mellon Bond Index Fund	Class A Class I
JNL/Mellon Consumer Staples Sector Fund	Class A Class I
JNL/Mellon Emerging Markets Index Fund	Class A Class I
JNL/Mellon Index 5 Fund	Class A Class I
JNL/Mellon Industrials Sector Fund	Class A Class I
JNL/Mellon International Index Fund	Class A Class I
JNL/Mellon Materials Sector Fund	Class A Class I
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I
JNL/Mellon Real Estate Sector Fund	Class A Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon S&P 1500 Growth Index Fund	Class A Class I
JNL/Mellon S&P 1500 Value Index Fund	Class A Class I
JNL/Mellon Small Cap Index Fund	Class A Class I
JNL/Mellon Utilities Sector Fund	Class A Class I

Fund	Class
JNL/Morningstar Wide Moat Index Fund	Class A Class I
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I
JNL/Oppenheimer Global Growth Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America Floating Rate Income Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Mid Cap Value Fund	Class A Class I
JNL/PPM America Small Cap Value Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I
JNL/PPM America Value Equity Fund	Class A Class I
JNL/RAFI® Fundamental Asia Developed Fund	Class A Class I
JNL/RAFI® Fundamental Europe Fund	Class A Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I
JNL/Scout Unconstrained Bond Fund	Class A Class I
JNL/T. Rowe Price Established Growth Fund	Class A Class I
JNL/T. Rowe Price Managed Volatility Balanced Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Government Money Market Fund	Class A Class I

Fund	Class
JNL/WMC Value Fund	Class A Class I
JNL/S&P 4 Fund	Class A Class I
JNL/S&P Competitive Advantage Fund	Class A Class I
JNL/S&P Dividend Income & Growth Fund	Class A Class I
JNL/S&P International 5 Fund	Class A Class I
JNL/S&P Intrinsic Value Fund	Class A Class I
JNL/S&P Managed Aggressive Growth Fund	Class A Class I
JNL/S&P Managed Conservative Fund	Class A Class I
JNL/S&P Managed Growth Fund	Class A Class I
JNL/S&P Managed Moderate Fund	Class A Class I
JNL/S&P Managed Moderate Growth Fund	Class A Class I
JNL/S&P Mid 3 Fund	Class A Class I
JNL/S&P Total Yield Fund	Class A Class I
JNL/Vanguard Capital Growth Fund	Class A Class I
JNL/Vanguard Equity Income Fund	Class A Class I
JNL/Vanguard Global Bond Market Index Fund	Class A Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard International Fund	Class A Class I
JNL/Vanguard International Stock Market Index Fund	Class A Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard Small Company Growth Fund	Class A Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I